Exhibit 10.23

AGREEMENT

This Agreement, dated August 27, 2004, is among Thermadyne Holdings Corporation, a Delaware corporation, its subsidiaries, (collectively the “Company”), and James H. Tate (“Executive”).

WITNESSETH:

WHEREAS, the Company and Executive entered into an Executive Employment Agreement (the “Employment Agreement”) dated June 13, 2002, which among other things set forth the terms and conditions of Executive’s employment with the Company; and,

WHEREAS, the Company has commenced a search to locate a suitable candidate for the position of Chief Financial Officer; and,

WHEREAS, Executive and the Company desire to enter into the following Agreement in settlement and cancellation of all existing and prior agreements between them concerning Executive’s employment by the Company;

NOW THEREFORE, the parties agree as follows:

1.             Resignation from Current Positions.  On the earlier of: 1) the date the Company hires a new Chief Financial Officer, or 2) November 12, 2004 (which earlier date is hereinafter referred to as the “Resignation Date”), Executive shall cease to be Senior Vice President Chief Financial Officer, and cease to be an officer, or director of the Company.

2.             Appointment. On the Resignation Date, the Executive shall be employed by Thermadyne Holdings Corporation in the position of Financial Project Leader (“FPL”) for a period of one year, at which time the Executive shall cease to be an employee of Thermadyne Holdings Corporation. In the position of FPL, Executive shall be available to the Company on an as needed basis and shall perform reasonable tasks and projects as assigned by, and at the direction of, the Chief Executive Officer.  The last day of the one year assignment to the position of FPL is referred to in this Agreement as the Termination Date.

3.             Announcement.  (a) On the Resignation Date, the Company will announce Executive’s resignation from the positions described in Section 1 and appointment to the position described in Section 2.  Neither party shall disclose the terms of this Agreement to any one other than, on a confidential basis, his or its financial and legal advisors or, in Executive’s case, his family. The Company shall not disclose the terms within the Company except to those who have a legitimate business reason or need to know.

(b)  The parties shall use his or its best efforts not to make any statements or take any action that may be derogatory or disparaging to the reputation of the other (or, in Executive’s case, to the reputation of any of the Company’s subsidiaries and affiliates).

(c)  Nothing in this Agreement shall preclude either party from truthful statements or disclosures that are required by applicable law or regulation, or from taking any position or from disclosing the terms of this Agreement in prosecuting or defending any judicial, administrative or arbitration proceeding arising hereunder.

(d)  If requested by the Executive, the Chief Executive Officer of the Company shall provide the Executive with a mutually agreeable positive letter of recommendation setting forth the dates of Executive’s employment, his duties, his voluntary resignation, and his positive contributions to the Company.

4.  Compensation.  (a) In consideration for cancellation of the Employment Agreement (except to the extent the provisions of the Employment Agreement are expressly preserved in this Agreement) and in consideration for any services rendered by the Executive prior to the Termination Date, the Executive shall be entitled to compensation at the rate of $336,295 per year (the “Cash Compensation”) through the Termination Date. The Cash Compensation will be paid in accordance with the Company’s ordinary payroll practices.

(b)  Until the Resignation Date, the Executive will continue to receive the following benefits accorded to him by the Employer prior to signing this Agreement: 1) medical and dental insurance; 2) life insurance; 3) disability insurance; 4) country club reimbursement, 5) annual personal tax preparation, and 6) car allowance.

(c)  From the Resignation date through the Termination Date, the Executive will receive the following benefits accorded to him by the Employer prior to the Resignation Date: 1) medical and dental insurance; 2) life insurance; 3) disability insurance; and 4) car allowance.   During this time, the Executive will not receive a) country club reimbursement, or b) annual personal tax preparation.

(d)  The Termination Date will constitute a COBRA qualifying event.

5.  Offset:  Notwithstanding anything to the contrary herein, if the Executive should receive pay or benefits from any third party for his work or employment (whether as an employee, consultant, partner, or independent contractor, but excluding pay or benefits for services provided as a member of any Board of Directors) performed between the Resignation Date and Termination Date,  then the amount of Cash Compensation and/or benefits paid to the Executive under this Agreement will be offset by the same amount he is entitled to for such other work.

6.  Surviving Clauses:  Executive acknowledges that Sections 7 (Confidential Information), Section 8 (Non-Compete), and Section 9 (Non-Solicitation) of the Employment Agreement survive the termination of the Employment Agreement and remain in full force and effect until the Termination Date.  Collectively, these provisions of the Employment Agreement are referred to herein as the “Restrictions”.

7.  Return of Records; Intellectual Property; Cooperation.  Executive shall return to the Company immediately all memoranda, books, papers, plans, information, letters and other data, and all copies thereof or therefrom, in any way relating to the business of the Company or any of its affiliates, except that he may retain personal notes, notebooks and diaries.  Executive further agrees that he shall not retain or use for his account at any time any trade name, trademark, service mark or other proprietary business designation used or owned in connection with the business of the Company or any of its affiliates.

8.  Specific Performance and Other Remedies.  Executive acknowledges and agrees that the Company has no adequate remedy at law for a breach or threatened breach by Executive of any of the provisions of this Agreement and, in recognition of this fact, Executive agrees that, in the event of a breach or threatened breach by Executive of any provisions hereof, in addition to any remedies at law, the Company, without posting any bond, shall be entitled to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available.  Nothing in this Agreement shall be construed as prohibiting the Company from pursuing any other remedies at law or in equity that it may have or any other rights that it may have under the Restrictions.

9.  Release; Indemnification.  The parties agree that the Executive has twenty-one (21) days to consider the meaning and effect of this Agreement and has been advised to consult with an attorney prior to executing this Agreement.  The parties agree that the Executive has seven days after signing this Release to notify the Company of his intention to revoke this Agreement. In consideration of the foregoing agreements, and except for those obligations created by, or expressly assumed or retained in, this Agreement, the Company and Executive hereby agree to and do fully and completely release, discharge and waive any and all claims, complaints, causes of action; actions, suits, debts, sums of money, contracts, controversies, agreements, promises, or demands of whatever kind, in law or in equity, which either such party ever had, now has or which such party, such party’s heirs, executors or administrators may have against each other and their respective successors and assigns, and (in the case of the Company and its subsidiaries, affiliates, predecessors, successors and assigns) each and all of their officers, directors, partners, associates, agents, shareholders and employees by reason of any event, matter, cause or thing which has occurred to the date of execution of this Agreement (hereinafter “Claims”).  Executive understands and accepts that this Agreement specifically covers, but is not limited to, any and all Claims which Executive has or may otherwise have against the Company relating in any way to compensation, or to any other terms, conditions or circumstances of Executive’s employment with the Company and to his termination of such employment as contemplated hereby, whether for severance or based on statutory or common law claims for employment discrimination (including any claims under the Age Discrimination in Employment Act), wrongful discharge, breach of contract or any other theory, whether legal or equitable.  Similarly, Company is acknowledging that it understands and accepts that pursuant to this Agreement, it is giving Executive a full release from any claims Company may have against him, except for Executive’s obligations under this Agreement.  Notwithstanding the foregoing, in no event shall Executive be deemed by this Section to have released any rights or claims Executive may have for payments or benefits under this Agreement, including pursuant to any benefit program or policy under which rights are created or prescribed by this Agreement.  Executive shall continue to be entitled to indemnification from the Company to the fullest extent permitted under the Company’s bylaws and charter and in accordance with Delaware law.

10.  Miscellaneous.

(a)  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri without reference to principles of conflict of laws.

(b)  Entire Agreement/Amendments.  This Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes in their entirety any and all prior understandings and agreements between the parties with respect thereto, whether written or oral, including without limitation the Employment Agreement, except as to the Restrictions.  This Agreement may not be changed, modified or discharged except by a written agreement signed by the parties hereto.

(c)  No Waiver.  The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of such party’s rights or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.  Any such waiver must be in writing and signed by Executive or an authorized officer of the Company, as the case may be.

(d)  Severability.  It is expressly understood and agreed that although Executive and the Company consider the Restrictions to be reasonable, if a final judicial determination is made by a court of competent jurisdiction that the time or territory restriction in the Restrictions is an unenforceable restriction against Executive, such provision shall not be rendered void but shall be deemed amended to apply to such maximum time and territory, if applicable, or otherwise to such maximum extent as such court may judicially determine or indicate to be enforceable.  Alternatively, if any court of competent jurisdiction finds that any of the Restrictions is unenforceable, and such restriction cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained herein.  If any one or more of the other provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

(e)  Assignment.  This Agreement shall not be assignable by Executive and shall be assignable by the Company only pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company.  The Company’s obligations to pay Executive shall be binding upon any purchaser of substantially all of its assets as well as to any entity into which the Company is merged. No rights or obligations of Executive under this

Agreement may be assigned or transferred by Executive other than his rights to compensation and benefits, which may be transferred only by will or operation of law.

(f)  Successors; Binding Agreement; Third Party Beneficiaries.  This Agreement shall inure to the benefit of and be binding upon personal or legal representatives, executors, administrators, successors, heirs, devisees and legatees of the parties hereto.

(g)  Non-Admission.  By executing this Agreement, neither Executive nor Company is admitting to any wrong-doing, nor addressing whether the Company has  “cause,” as defined in Executive’s Employment Agreement to terminate Executive’s employment.

(h)  Communications.  For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or two business days after being mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the execution page of this Agreement, provided that all notices to the Company shall be directed to the attention of the General Counsel of the Company or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

(i)  Withholding.  The Company may withhold from any and all amounts payable under this Agreement such Federal, state and local taxes as may be required to be withheld pursuant to any applicable law or regulation.

(j)  Survivorship.  The respective rights and obligations of the parties hereunder shall survive to the extent necessary to the agreed preservation of such rights and obligations.

(k)  Acknowledgment.  Executive hereby acknowledges that he has carefully read this Agreement, fully understands and accepts all of its provisions and signs it voluntarily of his own free will.  Executive further acknowledges that he has been provided a full opportunity to review and reflect on the terms of this Agreement and to seek the advice of legal counsel of his choice.

(l)  Capitalized Terms.  Capitalized terms not otherwise defined herein shall have meanings given such terms in the Employment Agreement.

(m)  Counterparts.  This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

(n)  Headings.  The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

James H. Tate

\s\ James H. Tate
Address of Executive:
17605 Lasiandra Drive
Chesterfield, MO 63005

EMPLOYERS:

Thermadyne Holdings Corporation

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Thermadyne Industries, Inc.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Victor Equipment Company

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Thermadyne International Corp.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Tweco Products, Inc.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Thermal Dynamics Corp.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Stoody Company

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Thermal Arc, Inc.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

C&G Systems Holding, Inc.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

C&G Systems, Inc.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Thermadyne Italia, Srl.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Thermadyne Australia Pty Ltd.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Thermadyne Asia/Pacific Pte Ltd.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Thermadyne Japan, Ltd.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Palco Trading Company

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Thermadyne Foreign Sales Corporation

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Thermadyne South America Holdings, Ltd.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Thermadyne South Africa (Pty) Ltd.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Maxweld & Braze (Pty) Ltd.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

GenSet S.p.A.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Tecmo Srl

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Ocim Srl

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Tec Mo Cut Srl

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Tec Mo Control Srl

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

BBM Srl

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Duxtech Pty. Ltd.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Cigweld Group Pty. Ltd.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Quetala Pty. Ltd.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Quetack Pty. Ltd.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Quetala Unit Trust

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Thermadyne Brazil Holdings, Ltd.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Thermadyne Victor Ltda.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Thermadyne Chile Holdings, Ltd

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Soltec SA

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Meltalservice S.A.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Thermadyne do Brasil Ltda.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Thermadyne Industries Ltd.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Thermadyne Cylinder Co.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Canadian Cylinder Company

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Thermadyne Receivables, Inc.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

MECO Holding Company

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Protip Corporation

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Thermadyne Welding Products Canada, Ltd.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Thermadyne de Mexico S.A. de C.V.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Tweco de Mexico S.A. de C.V.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Victor Equipment de Mexico S.A. de C.V.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Cigweld Group Pty. Ltd.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Philippine Welding Equipment, Inc.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Cigweld Property Holdings, Inc.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Thermal Arc Phils, Inc.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Cigweld Philippines, Inc.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Thermadyne Asia SDN BHD

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Thermadyne Korea Ltd.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

PT Thermadyne Utama

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

PT Cigweld Indonesia

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Thermadyne Hong Kong Ltd.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Cigweld Malaysia SDN

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer

Thermadyne Thailand Co. Ltd.

By:	\s\ Paul D. Melnuk
Paul D. Melnuk
Title:	Chief Executive Officer